Exhibit 10.12.1

Confidential Treatment Requested by Homology Medicines, Inc.

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LICENSE AGREEMENT

THIS AGREEMENT is effective as of the 14th day of September, 2016 (the “Effective Date”), between the CALIFORNIA INSTITUTE OF TECHNOLOGY (“Caltech”), a not-for-profit corporation duly organized and existing under the laws of the State of California with an address at 1200 East California Boulevard, MC 6-32, Pasadena, California 91125 and HOMOLOGY MEDICINES, INC. (“Licensee”), a Delaware corporation having a place of business at 44 Hartwell Avenue, Suite 102, Lexington, Massachusetts 02421 (the “Parties”).

WHEREAS, Licensee is desirous of obtaining, and Caltech wishes to grant to Licensee, a co-exclusive license, with one third party, under the Co-Exclusively Licensed Patent Rights, a non-exclusive license under the Non-exclusively Licensed Patent Rights, and a non-exclusive license under the Technology and Derivatives, as further defined below;

NOW, THEREFORE, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1 “Affiliate” means any corporation, limited liability company, or other legal entity which directly or indirectly controls, is controlled by, or is under common control with Licensee as of the Effective Date of this Agreement. For the purpose of this Agreement, “control” shall mean the direct or indirect ownership of greater than fifty percent (>50%) of the outstanding shares on a fully diluted basis or other voting rights of the subject entity to elect directors, or if not meeting the preceding, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists. In addition, a party’s status as an Affiliate of Licensee shall terminate if and when such control ceases to exist.

1.2 “Caltech IP” means the Licensed Patent Rights and the Technology.

1.3 “Co-exclusive License” shall have the meaning set forth in Section 2.6.

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1.4 “Co-exclusive Licensee” shall have the meaning set forth in Section 2.6.

1.5 “Co-exclusively Licensed Patent Rights” means all Licensed Patent Rights Covering compositions and methods of using said compositions.

1.6 “Covered” means that the manufacture, use, sale, offering for sale, or importation of product or method would, but for the ownership of, or a license under, the relevant patent rights, infringe a Valid Claim in the country in which the activity occurs.

1.7 “Deductible Expenses” means the following expenses incurred in connection with sales or licensing of Licensed Products to the extent actually paid by Licensee, Affiliates or Sublicensees in accordance with generally recognized principles of accounting: (a) sales, use or turnover taxes; (b) excise, value added, or other taxes, or custom, import or brokerage duties or charges; (c) transportation, freight, and handling charges, and insurance on shipments to customers; (d) trade, cash or quantity discounts, chargebacks, allowances or rebates to the extent actually granted; (e) agent fees or commissions; and (f) rebates, refunds, and credits for any rejected or returned Licensed Products or because of retroactive price reductions or rebates.

1.8 “Derivative” means [***] that is (a) derived by the Licensee, Affiliate or Sublicensee in one or more steps from a composition that is Covered by a Valid Claim or that is a Technology, and (b) comprises [***] that is recited in said Valid Claim or that is an engineered peptide contained in a Technology.

1.9 “Effective Date” has the meaning set forth in the preamble.

1.10 “Field” means all human therapeutic applications.

1.11 “Improvements” means patents or patent applications claiming Technology.

1.12 “Licensed Patent Rights” means Caltech’s rights under: (a) all patents and patent applications listed in Exhibit A attached hereto and patents issuing therefrom; (b) any patents or patent applications claiming a right of priority to a patent application or patent described in clause (a) (including reissues, reexaminations, renewals, extensions, divisionals,

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continuations, continued prosecution applications, request for continued examination (RCE) applications, and continuations-in-part (only to the extent that the claims in such continuations-in-part are fully supported under 35 U.S.C. §112 by another patent or patent application in the Licensed Patent Rights; provided that, all claims in any continuation-in-part filed in connection with the US or PCT conversion of the 7380-P provisional patent application shall be included in the “Licensed Patent Rights” whether or not fully supported under 35 U.S.C. § 112 by the 7380-P provisional patent application)), including PCT applications and patents issuing therefrom and (c) foreign counterparts of any of the patent applications and patents listed in the foregoing clauses (a) or (b); and (d) patent rights in Improvements.

1.13 “Licensed Product” means products that are made, made for, used, imported, offered for sale or sold by Licensee, its Affiliates or Sublicensees and that (a) are Covered by, or the making or use of which is Covered by, a Valid Claim, (b) are discovered or developed through a process or method Covered by a Valid Claim, (c) are developed with or use Technology, or (d) are Derivatives.

1.14 “Net Revenues” means all amounts, less Deductible Expenses, received by Licensee, Affiliates, and Sublicensees from the sale or other distribution (whether commercial or not) of Licensed Products. Any non-cash consideration received by Licensee for the sale or other distribution of Licensed Products or the licensing of Licensed Patent Rights will be converted to a cash value based on the fair market value or a value mutually agreed upon. Sales of Licensed Products between or among Licensee, its Affiliates or its Sublicensees shall be excluded from the computation of Net Revenues. Further, transfers of reasonable quantities of Licensed Product by Licensee, any of its Affiliates or its Sublicensee to a third party that is not a Sublicensee for use in the development of such Licensed Product (and not for resale) and transfers of industry standard quantities of Licensed Product for promotional purposes shall not be deemed a sale of such Licensed Product that gives rise to Net Revenues for purposes of this definition.

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If more than one product or service sold separately by Licensee are combined for sale at a single offering price (“Combination Product”), the total gross amount invoiced for purposes of determining Net Revenues shall be calculated by multiplying the revenue for sale of the Combination Product by the fraction A/(A+B), where A is the sum of the offering prices of each product and service that each independently constitutes a Licensed Product when sold separately, and B is the sum of the offering prices of each other product or service, which do not constitute a Licensed Product when sold separately (“Other Products”) and which are combined therewith at said single offering price. If the Other Products have not been sold separately by Licensee, Sublicensee or an Affiliate in the last year, Net Revenues shall be calculated by multiplying the revenue for sale of the Combination Product by the fraction A/C, where A is the sum of the offering prices of each of the Licensed Product(s) when sold separately, and C is the offering price of the Combination Product during such period. If the Licensed Product has not been sold or licensed separately by Licensee, Sublicensee, or an Affiliate in the last year, regardless of whether the Combination Product without the Licensed Product is sold or licensed separately, Net Revenues shall be calculated as in the immediately preceding sentence except that A shall be the total manufacturing cost of the Licensed Product and C shall be the total manufacturing cost of the Combination Product.

1.15 “Non-exclusively Licensed Patent Rights” means all Licensed Patent Rights not included within the Co-exclusively Licensed Patent Rights, including without limitation, Licensed Patent Rights [***].

1.16 “Patent Management Agreement” means the Patent Management Agreement between Licensee, Caltech, and the Co-Exclusive Licensee dated September 9, 2016 and attached hereto as Exhibit C, as the same may be amended from time to time according to its terms.

1.17 “Sublicensee” means any person or entity sublicensed by Licensee or a Sublicensee under this Agreement.

1.18 “Sublicensing Revenue” means cash consideration and cash value of all equity consideration valued at fair market value that Licensee and/or Affiliates receive from a Sublicensee in consideration for, and to the extent attributable to, the grant of a sublicense under the Caltech IP that is not royalties on Net Revenues. Sublicensing Revenue includes, but is not

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limited to, license fees, license maintenance fees, milestone payments, and other payments that Licensee receives (including payments for technical assistance and the like). Such Sublicensing Revenue specifically shall not include payments made by a Sublicensee solely: (a) in consideration of equity or debt securities of Licensee sold at market value; (b) to support research or development activities to be undertaken by Licensee; (c) upon the achievement by Licensee of specified milestones or benchmarks relating to the research or development of Licensed Products (excluding milestones tied to sales or marketing performance, which shall be subject to the percentage-based payments to Caltech herein); (d) for pilot studies; (e) in consideration of the license or sublicense of any intellectual property other than Caltech IP; (f) relating to products other than Licensed Products; or (g) to reimburse patent or other expenses. All Sublicensing Revenue that Licensee receives in the form of equity that is payable to Caltech shall be converted to cash based on its fair market value.

1.19 “Technology” means Verified [***], including reports that detail or describe the Verification of [***], from the laboratory of Dr. Benjamin Deverman that are provided to Licensee by Caltech pursuant to this Agreement, whether or not patentable, and as set forth in Exhibit B, as the same may be updated from time to time pursuant to Section 7.3.

1.20 “Territory” means worldwide.

1.21 “Valid Claim” means:

(a) a claim of an issued patent within the Licensed Patent Rights that has not:

(i) expired or been canceled,

(ii) been finally adjudicated to be invalid or unenforceable by a decision of a court or other appropriate body of competent jurisdiction (and from which no appeal is or can be taken),

(iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or

(iv) been abandoned in accordance with, or as permitted by, the terms of this Agreement or by mutual written agreement; or

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(b) a claim included in a pending patent application within the Licensed Patent Rights, which claim is being actively prosecuted in accordance with this Agreement and which has not been:

(i) canceled,

(ii) withdrawn from consideration,

(iii) finally determined to be unallowable by the applicable governmental authority (and from which no appeal is or can be taken),

(iv) abandoned in accordance with, or as permitted by, the terms of this Agreement or by mutual written agreement, or

(v) pending for more than [***] ([***]) years from the date of filing.

1.22 “Verified” means that experimentation has demonstrated improved properties of [***] function and/or [***].

ARTICLE 2

LICENSE GRANT

2.1 Grant of Rights. Caltech hereby grants to Licensee and its Affiliates the following licenses:

(a) a co-exclusive, with one third party Co-exclusive Licensee, royalty-bearing license, with the right to sublicense under the Co-exclusively Licensed Patent Rights, to make, have made, import, export, use, sell, offer for sale, have sold, and otherwise exploit Licensed Products in the Field in the Territory; provided that upon termination or expiration of the Co-exclusive License for any reason, Licensee shall have an exclusive option to obtain an exclusive royalty-bearing license, with the right to sublicense, under the Co-exclusively Licensed Patent Rights, subject to Section 2.6, to make, have made, import, export, use, sell, offer for sale, have sold, and otherwise exploit Licensed Products in the Field in the Territory;

(b) a non-exclusive, royalty-bearing license, without the right to sublicense except in accordance with Section 2.3, under the Non-exclusively Licensed Patent Rights to make, have made, import, export, use, sell, offer for sale, have sold, and otherwise exploit Licensed Products in the Field in the Territory;

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(c) a non-exclusive, royalty-bearing license, without the right to sublicense except in accordance with Section 2.3, under the Technology to make, have made, import, export, use, sell, offer for sale, reproduce, distribute, display, perform, create derivative works of, and otherwise exploit Licensed Products in the Field in the Territory; and

(d) a non-exclusive, royalty-bearing license, with the right to sublicense, to make, have made, import, export, use, sell, offer for sale, have sold, and otherwise exploit Derivatives in the Field in the Territory.

These licenses are personal to and nontransferable by Licensee, except as provided in Article 6. Rights not explicitly granted herein are reserved by Caltech.

2.2 Reservation of Rights; Government Rights. These licenses are subject to: (a) the reservation of Caltech’s right to make, have made, import, and use Licensed Patent Rights for noncommercial educational and non-clinical research purposes, including that which is sponsored by a for-profit third party, so long as no sponsored research involves the practice of Co-Exclusively Licensed Patent Rights by any third party other than the Licensee or the Co-Exclusive Licensee, but not for (i) commercial sale or other distribution to third parties or (ii) commercial research sponsored by a for-profit third party; and (b) any existing right of the U.S. Government under Title 35, United States Code, Section 200 et seq. and under 37 Code of Federal Regulations, Section 401 et seq., including but not limited to the grant to the U.S. Government of a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced any invention conceived or first actually reduced to practice in the performance of work for or on behalf of the U.S. Government throughout the world. Licensed Products shall be substantially manufactured in the United States to the extent (if at all) required by 35 U.S.C. Section 204. In addition, Caltech reserves the right to grant the Licensed Patent Rights and associated technology to other non-profit institutions for noncommercial educational and research purposes, but not including clinical research, subject to the same limitations as Caltech’s right under Section 2.2(a). In the event that Licensee conducts a clinical trial for a lysosomal storage disorder indication, Licensee agrees to consider the National Institutes of Health (NIH) as a clinical trial site.

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2.3 Sublicensing. Licensee has the right hereunder to grant sublicenses (through multiple tiers) under the Co-exclusively Licensed Patent Rights and to Derivatives, to third parties. Licensee or Sublicensee may grant sublicenses under the Non-exclusively Licensed Patent Rights and Technology to third parties only to the extent necessary or useful for Licensee’s or Sublicensee’s development, manufacturing or sale of Licensed Products. Sublicensees shall not have the right to grant further sublicenses of Non-exclusively Licensed Patent Rights or Technology, and any sublicenses may be of no greater scope than the licenses granted under Section 2.1. For avoidance of doubt, Sublicensees may engage contract research (including academic or non-profit research), development, manufacturing, and/or sales organizations in connection with Licensed Products.

Licensee and Sublicensees shall require that all sublicenses:

(a) are consistent with the terms and conditions of this Agreement;

(a) are subject to the terms and conditions of this Agreement; and

(b) contain the Sublicensee’s acknowledgment of the disclaimer of warranty and limitation on Caltech’s liability, as provided by Articles 9 and 13 below; and

(c) contain provisions under which the Sublicensee accepts duties at least equivalent to those accepted by the Licensee in the following Sections: 5.10-5.11 (duty to keep records); 8.1 (duty to properly mark Licensed Products with patent numbers); 9.4 (duty to defend, hold harmless, and indemnify Caltech); 13.2 (duty to maintain insurance); 14.8 (duty to restrict the use of Caltech’s name); and 14.9 (duty to control exports).

Licensee and Sublicensee shall not receive, or agree to receive, anything of value in lieu of cash or equity from a third party under a sublicense granted pursuant to this Section 2.3 without Caltech’s express prior written permission which shall not be unreasonably withheld.

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Licensee shall furnish Caltech within [***] ([***]) days of the execution thereof a true and complete copy of each sublicense and any changes or additions thereto. Licensee shall inform Caltech of each sublicensee’s entity status for the determination of fees payable to the U.S. Patent and Trademark Office (USPTO).

Any sublicenses granted by Licensee shall survive termination of the licenses granted in Section 2.1, or of this Agreement, provided that the following conditions are met as of the date of such termination:

(a) the written agreement between Licensee and Sublicensee pursuant to which the sublicense was granted (i) obligates the Sublicensee to thereafter render to Caltech all sublicense royalties or other sublicense-related consideration that the Sublicensee would have owed to Licensee under the sublicense, (ii) names Caltech as a third party beneficiary, and (iii) affirms that Licensee shall remain responsible for all obligations to Sublicensee (other than those requiring Licensee to hold a license under the Licensed Patent Rights or Technology) unless Caltech (at its discretion) elects to assume such obligations;

(b) Licensee informs the Sublicensee in writing (with a copy to Caltech) that the Sublicensee’s obligations pursuant to (a) are in effect as a result of the termination; and

(c) the sublicense was granted in accordance with the sublicensing provisions of this Agreement.

Licensee shall be responsible for collecting and paying to Caltech all royalties on Net Revenues and Sublicensing Revenues owed by all Sublicensees.

2.4 No Other Rights Granted. The Parties agree that neither this Agreement, nor any action of the Parties related hereto, may be interpreted as conferring by implication, estoppel or otherwise, any license or rights under any intellectual property rights of Caltech other than as expressly and specifically set forth in this Agreement, regardless of whether such other intellectual property rights are dominant or subordinate to the Licensed Patent Rights.

2.5 Preferential Purchaser Status. Caltech shall be entitled to purchase Licensed Products from Licensee for educational, non-clinical research or other noncommercial purposes on pricing terms that are [***] made available by Licensee to any third party.

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2.6 Co-exclusive Licensee. A co-exclusive license to the Co-Exclusively Licensed Patent Rights may be granted to a single third party (the “Co-exclusive Licensee”) that (a) has entered into a co-exclusive license agreement to the Co-exclusively Licensed Patent Rights as of the Effective Date, or (b) enters into such a license agreement within [***] ([***]) days after the Effective Date ((a) or (b), as applicable, the “Co-exclusive License”). Should the Co-exclusive License terminate, Caltech shall notify Licensee in writing, after which notice Licensee shall have the right to exercise the option set forth in Section 2.5 of the Patent Management Agreement.

ARTICLE 3

RESERVED

ARTICLE 4

RESERVED

ARTICLE 5

CONSIDERATION

5.1 Timing and Computation. Until the first year in which aggregate Net Revenues reach $[***], royalty payments shall be paid annually within [***] ([***]) days following the end of the calendar year. Thereafter all royalties hereunder (except for license issue fee and annual minimum royalties) shall be computed on a quarterly basis for the quarters ending March 31st, June 30th, September 30th, and December 31st of each calendar year. Royalties for each such quarter shall be due and payable within [***] ([***]) months after the end of such quarter. The royalty payment for the quarter ending December 31st shall be adjusted as necessary to resolve any over- or underpayment in the preceding three quarters, based on actual Net Sales for the year.

5.2 License Issue Fee. Licensee shall pay to Caltech a License Issue Fee in the amount of one hundred thousand dollars ($100,000). The License Issue Fee is nonrefundable and is due [***] ([***]) days from the complete execution of this Agreement.

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5.3 Royalty on Co-exclusively Licensed Patent Rights. For Licensed Products Covered by a Valid Claim of the Co-exclusively Licensed Patent Rights, Licensee shall pay Caltech a royalty of:

(a)	[***] percent ([***] %) of the [***] ($[***]) of Net Revenues;

(b)	[***] percent ([***] %) of Net Revenues exceeding [***] dollars and up to [***] dollars ($[***]—$[***]); and

(c)	[***] percent ([***] %) of Net Revenues exceeding [***] dollars ($[***]).

Royalties due under this Section 5.3 shall be payable on [***] basis until such Licensed Product is no longer Covered by a Valid Claim in such country.

5.4 Royalty on Non-exclusively Licensed Patent Rights, Technology, and Derivatives. Licensee shall pay Caltech a royalty of [***] percent ([***]%) of Net Revenues of each Licensed Product that was not at any time Covered by any Co-exclusively Licensed Patent Rights but (a) was discovered or developed by Licensee or its Affiliates or Sublicensees using a method Covered by a Valid Claim of the Non-exclusively Licensed Patent Rights, (b) is a Technology not Covered by the Licensed Patent Rights, or (c) is a Derivative. Royalties due under this Section 5.4 shall be payable on a Licensed Product-by-Licensed Product basis for [***] ([***]) years from the date of the first commercial sale of each Licensed Product or for [***] ([***]) years from the Effective Date, whichever is earlier; provided that (i) royalties on Technology will not be due if, at the time of disclosure to Licensee or within [***] ([***]) year thereafter, Technology was published by or with the authorization of Caltech, and (ii) royalties on Derivatives will not be due after the Term of this Agreement.

5.5 Milestone Payments. The following one-time milestone payments are due to Caltech [***] ([***]) days after Licensee, Affiliate or a Sublicensee meets the applicable milestone for the first Licensed Product:

(a)	[***] dollars ($[***]) upon [***];

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(b)	[***] dollars ($[***]) upon [***];

(c)	[***] dollars ($[***]) upon [***];

(d)	[***] dollars ($[***]) upon [***]; and

(e)	[***] dollars ($[***]) upon [***].

5.6 Royalty on Sublicensing Revenue. Licensee shall pay Caltech [***] percent ([***] %) of the Sublicensing Revenue received within [***] ([***]) years of the Effective Date, and [***] percent ([***] %) received thereafter.

5.7 Annual Minimum Royalties. An annual minimum royalty of [***] is due to Caltech on the first anniversary of the Effective Date and each anniversary thereof. Any royalties or payments paid under Sections 5.3, 5.4, 5.5, and 5.6 for the one-year period preceding the date of payment of the annual minimum royalty shall be creditable against the annual minimum. Caltech shall have the right to terminate this Agreement pursuant to Section 10.2 (Termination for Monetary Breach) for failure to pay such annual minimum royalty.

5.8 Third Party Royalty Offset. Royalties due to Caltech under Sections 5.3, 5.4, 5.6 and 5.7 [***].

5.9 Currency Conversion. For the purpose of determining royalties payable under this Agreement, any Net Revenues or Sublicensing Revenue denominated in currencies other than U.S. dollars shall be converted into U.S. dollars according to the noon buying rate of the Federal Reserve Bank of New York on the last business day of the period for which such royalties are calculated.

5.10 Recordkeeping and Audits. Licensee shall keep complete and accurate production and accounting records relating to commercialization (including via sublicensing) of Licensed Products. Upon at least [***] ([***]) days’ advance notice, Caltech shall be entitled to audit such records through an internationally recognized independent accounting firm reasonably acceptable to Licensee, during Licensee’s normal business hours, to determine Licensee’s

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compliance with the provisions of this Article 5. Licensee shall reimburse Caltech [***] percent ([***]%) of any unpaid royalties resulting from any noncompliance discovered as a result of any such audit. Such audits shall be at Caltech’s expense, and shall occur no more than once annually, except that in the case of any underpayment exceeding [***] ([***]%) of the amount actually paid: (a) Licensee shall reimburse Caltech for the cost of such audit; and (b) Caltech shall be entitled to conduct additional [***] audits on the conditions set forth above, [***] until any such audit demonstrates that Licensee is in compliance with its obligations. Licensee must flow this requirement down to all Sublicensees.

5.11 Royalty Reports. For so long as royalties are payable under this Agreement, Licensee shall provide a royalty report in writing to Caltech on or before the last day of May, August, November and February of each year, provided that when royalties are payable on an annual basis, the royalty report shall be due annually in February. The report shall include, for all Licensed Products that are sold or otherwise distributed by Licensee, Affiliates, and each Sublicensee, [***]:

(a) a description of all Licensed Products;

(b) the Licensed Patent Rights, the Technology or the Derivative used by each Licensed Product;

(c) number of Licensed Products sold;

(d) total revenues from each of the Licensed Products received by Licensee, Affiliates, and Sublicensees;

(e) Deductible Expenses for each of the Licensed Products;

(f) Net Revenues from Licensed Product(s);

(g) royalties on Net Revenues due to Caltech;

(h) Sublicensing Revenue, including supporting data;

(i) foreign currency conversion rate and calculations (if applicable) and total royalties due; and

(j) names and contact information for all Sublicensees having a sublicense or option therefor any time during the particular royalty period.

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Each such report shall also set forth an explanation of the calculation of the royalties payable hereunder and be accompanied by payment of the royalties shown by said report to be due Caltech.

5.12 Common Stock Grant. Licensee agrees to irrevocably issue to Caltech, in partial consideration of Licensee’s receipt of the licenses granted under this Agreement, 533,695 shares of common stock of Licensee (the “Shares”), representing approximately [***] of the outstanding common and preferred shares, on a fully diluted basis, of Licensee on the date of this Agreement, pursuant to an agreed-upon stock purchase agreement between Licensee and Caltech. A stock certificate representing the Shares shall be delivered to Caltech within [***] of the Effective Date.

5.13 “Piggy-Back” Registration Rights. As soon as practicable following the Effective Date, Licensee shall amend the Investors’ Rights Agreement among Licensee and the Investors parties thereto dated [***] (the “Investors’ Rights Agreement”) to add Caltech as a “Holder” and to include the Shares as “Registrable Securities”, in each case, for purposes of Section 2.2 thereof (Company Registration). Caltech shall agree to be bound by the terms and conditions of the Investors’ Rights Agreement, as amended, insofar as they relate to Section 2.2 thereof. The Piggy-Back Registration Rights granted to Caltech pursuant to the Investors’ Rights Agreement shall terminate in accordance with Section 2.13 thereof.

5.14 Participation Rights. As soon as practicable following the Effective Date, Licensee shall amend the Investors’ Rights Agreement such that (i) Caltech will have the right to participate in offerings of New Securities (as defined therein) after the Effective Date, pursuant to Section 4 of the Investors’ Rights Agreement (Rights to Future Stock Issuances) and (ii) the Participation Rights granted to Caltech pursuant to the Investors’ Rights Agreement may be assigned by Caltech to either (a) [***] or (b) any other entity approved in writing by Licensee prior to such assignment. Caltech shall agree to be bound by the terms and conditions of the Investors’ Rights Agreement, as amended, insofar as they relate to Section 4 thereof. The Participation Rights granted to Caltech pursuant to the Investors’ Rights Agreement shall terminate in accordance with Section 4.2 of the Investors’ Rights Agreement.

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5.15 Transfer Restrictions. Caltech agrees that, in the event of any underwritten or public offering of securities of Licensee or an Affiliate, Caltech shall comply with and agree to any restriction on the transfer of its equity interest, or any part thereof, imposed by the underwriter, and shall perform all acts and sign all necessary documents required with respect thereto. Other than the foregoing, Caltech shall not be restricted from transferring the Shares to any entity in any manner not prohibited by law.

ARTICLE 6

ASSIGNMENT AND TRANSFER

6.1 “Assign” (including all variations thereof) shall mean to transfer, including Assignment of rights and delegation of duties.

6.2 Assignment by Caltech. This Agreement shall be binding upon and inure to the benefit of any successor or Assignee of Caltech.

6.3 Assignment by Licensee. Licensee cannot Assign this Agreement without the prior written consent of Caltech, except that Licensee may Assign this Agreement without the prior written consent of Caltech to any Affiliate or any successor of, or purchaser of substantially all of, the assets or operations of its business to which this Agreement pertains. Any permitted Assignee shall succeed to all of the rights and obligations of Licensee under this Agreement.

6.4 Any Other Assignment by Licensee. Any other attempt to Assign this Agreement or to pledge any of the license rights granted in this Agreement as security for any creditor by Licensee is null and void from the beginning.

6.5 Conditions of Assignment. Prior to any Assignment, the following conditions must be met:

(a) Licensee must give Caltech [***] days prior written notice of the assignment, including the new Assignee’s contact information; and

(b) the new Assignee must agree in writing to Caltech to be bound by this Agreement.

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6.6 After the Assignment. Upon a permitted Assignment by Licensee of this Agreement pursuant to this Article, Licensee will be released of liability under this Agreement and the term “Licensee” in this Agreement will mean the Assignee.

ARTICLE 7

DUE DILIGENCE; TECHNOLOGY TRANSFER

7.1 Commercialization. Licensee agrees to use commercially reasonable efforts to commercially introduce and reasonably fulfill market demand for Licensed Products in the Field as soon as it is practicable. Licensee shall be deemed to have satisfied its obligations under this Section 7.1 if:

(a) Licensee has an ongoing and active research, development or marketing program directed primarily toward commercial production, use, and sale of one or more Licensed Products, and

(b) has filed an IND to initiate a clinical trial for a Licensed Product within [***] ([***]) years of the Effective Date.

Any efforts of Licensee’s Affiliates or Sublicensees shall be considered efforts of Licensee for the sole purpose of determining Licensee’s compliance with its obligations under this Section 7.1. Caltech’s sole remedy for breach of Section 7.1 shall be as set forth in Section 7.4 (Failure to Commercialize).

7.2 Commercialization Reporting. On each yearly anniversary of the Effective Date, Licensee shall issue to Caltech a detailed written report on its progress in introducing commercial Licensed Product(s). Such report shall include any milestone that has been achieved, and any milestone that was due but not achieved. The report will be considered confidential information of Licensee subject to Article 11.

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7.3 Technology Transfer and Reporting. Caltech shall provide to Licensee all Technology as of the date [***] ([***]) days after the Effective Date. Caltech represents and warrants that the Technology identified on Exhibit B constitutes all of the Technology as of the Effective Date. No later than [***] ([***]) days following the Effective Date, Caltech shall provide to Licensee a true and complete copy of [***] that constitutes Technology. Within [***] ([***]) days after the Effective Date, Caltech shall update Exhibit B to include all Technology in existence as of the date [***] ([***]) days after the Effective Date and a true and complete copy of [***] that constitutes Technology, to the extent not already provided to Licensee. At Licensee’s request for a particular Technology, (or some or all of the Technology), Caltech will provide information relating to [***] of such Technology, including without limitation, information sufficient to describe the known characteristics of such Technology. Caltech shall provide a written Technology transfer report to Licensee on or before April 30th, July 31st, October 31st, and January 31st of each year, but only when Technology transfer has occurred during the previous quarter. Such report shall identify the new Technology the Licensee received from Caltech in the previous quarter. Licensee and Caltech hereby agree that Exhibit B shall be automatically amended to include Technology transfer reports upon Licensee’s acknowledged receipt of such reports.

7.4 Failure to Commercialize. If [***] ([***]) years after the Effective Date, Licensee is not fulfilling its obligations under Section 7.1 with respect to the Field in at least [***] within the Territory, and Caltech so notifies Licensee in writing, Caltech and Licensee shall negotiate in good faith any additional efforts to be taken by Licensee. If the Parties do not reach agreement within [***] ([***]) days of Caltech’s written notice, Caltech may notify Licensee in writing that the license granted under Section 2.1(a) will be converted to a non-exclusive license grant. Licensee hereby acknowledges that said notification shall constitute a conversion of Licensee’s co-exclusive rights under Section 2.1(a) to non-exclusive rights, and that Licensee shall no longer be obligated under Sections 7.1 or 7.2.

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ARTICLE 8

LITIGATION; PATENTS

8.1 Marking. Licensee agrees to mark the Licensed Products with the numbers of applicable issued patents within the Licensed Patent Rights, unless such marking is commercially infeasible in accordance with normal commercial practices in the Field, in which case the Parties shall cooperate to devise a commercially reasonable alternative to such marking.

8.2 Expiration or Abandonment. In a case where one or more patents or particular claims thereof within the Licensed Patent Rights expire, or are abandoned, or are declared invalid or unenforceable by a court of last resort or by a lower court from whose decree no appeal is taken, or certiorari is not granted within the period allowed therefor, then the effect thereof hereunder shall be:

(a) that such patents or particular claims shall, as of the date of expiration or abandonment or final decision as the case may be, cease to be included within the Licensed Patent Rights for the purpose of this Agreement; and

(b) that such construction so placed upon the Licensed Patent Rights by the court shall be followed from and after the date of entry of the decision, and royalties shall thereafter be payable by Licensee only in accordance with such construction.

8.3 Adjustment. In the event that any of the contingencies provided for in Section 8.2 occurs, Caltech agrees to renegotiate in good faith with Licensee a reasonable royalty rate under the remaining Licensed Patent Rights which are unexpired and in effect and under which Licensee desires to retain a license.

8.4 Licensee Challenges. If Licensee or any of its Affiliates brings an action or proceeding, or assists any third party in bringing an action or proceeding, seeking a declaration or ruling that any claim in any of the Licensed Patent Rights is invalid or unenforceable, or asserts that any product does not infringe the Licensed Patent Rights:

(a) during the pendency of such action or proceeding, [***] or [***];

(b) should the outcome of such action or proceeding determine that any such claim challenged by Licensee is valid, enforceable, and/or infringed by a Licensed Product, [***] and [***];

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(c) Licensee shall have [***];

(d) Licensee shall [***]; and

(e) [***].

Licensee shall provide written notice to Caltech at least [***] ([***]) days before Licensee or any of its Affiliates initiates any action or proceeding seeking a declaration or ruling that any claim within the Licensed Patent Rights is invalid or unenforceable or that any product would not infringe (but for this Agreement) any claim in the Licensed Patent Rights. Licensee will include with such written notice an identification of all prior art it believes is material.

Any dispute regarding the validity or enforceability of any of the Licensed Patent Rights, or whether any product would infringe (but for this Agreement) any claim in the Licensed Patent Rights, shall be litigated exclusively in the U.S. District Court for the Central District of California situated in the County of Los Angeles, and each Party hereby agrees to submit to the exclusive jurisdiction of such court, and waives any objection to venue, for such purposes.

ARTICLE 9

REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

9.1 Covenants, Representations and Warranties of Caltech. Caltech hereby covenants, represents and warrants to Licensee that, to the knowledge of Caltech’s Office of Technology Transfer, as of the Effective Date and during the term of this Agreement:

(a) except for the Co-exclusive License or pursuant to Section 2.6, there are no licenses, options or agreements that grant rights relating to the Co-exclusively Licensed Patent Rights in the Field;

(b) there are no exclusive licenses, exclusive options or other agreements granting exclusive rights to the Non-exclusively Licensed Patent Rights in the Field; and

(c) Caltech owns the Licensed Patent Rights and Technology free of any liens, encumbrances, security interests, or legal actions, has the power to grant the rights, licenses and privileges granted herein and can perform as set forth in this Agreement without violating the terms of any agreement that Caltech has with any third party.

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9.2 Exclusions. The Parties agree that nothing in this Agreement shall be construed as, and CALTECH HEREBY DISCLAIMS, ANY EXPRESS OR IMPLIED REPRESENTATION, WARRANTY, COVENANT, OR OTHER OBLIGATION:

(a) THAT ANY PRACTICE BY OR ON BEHALF OF LICENSEE OF ANY INTELLECTUAL PROPERTY LICENSED HEREUNDER IS OR WILL BE FREE FROM INFRINGEMENT OF RIGHTS OF THIRD PARTIES;

(b) AS TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT OF THIRD PARTY RIGHTS, WITH RESPECT TO ANY TECHNOLOGY PROVIDED BY CALTECH TO LICENSEE HEREUNDER.

9.3 Indemnification by Caltech. Caltech shall indemnify, defend and hold harmless Licensee from and against any and all losses, damages, costs and expenses (including attorneys’ fees) arising out of a material breach by Caltech of its representations and warranties (“Indemnification Claims”), except to the extent involving or relating to a material breach by Licensee of its representations and warranties, provided that: (a) Caltech is notified promptly of any Indemnification Claims; (b) Caltech has the sole right to control and defend or settle any litigation within the scope of this indemnity; and (c) all indemnified parties cooperate to the extent necessary in the defense of any Indemnification Claims. [***].

9.4 Indemnification by Licensee. Licensee shall indemnify, defend and hold harmless Caltech, its trustees, officers, agents and employees from and against any and all losses, damages, costs and expenses (including reasonable attorneys’ fees) arising out of third party claims brought against Caltech relating to the manufacture, sale, licensing, distribution or use of Licensed Products by or on behalf of Licensee or its Affiliates, except to the extent involving or relating to a material breach by Caltech of its representations and warranties, provided that: (a) Licensee is notified promptly of any such claims; (b) Licensee has the sole right to control and defend or settle any litigation within the scope of this indemnity; and (c) all indemnified parties cooperate to the extent necessary in the defense of any such claims.

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9.5 Certain Damages. EXCEPT FOR INDEMNIFICATION OF THIRD PARTY DAMAGES CLAIMS, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY.

ARTICLE 10

TERM AND TERMINATION

10.1 Term. This Agreement and the rights and licenses hereunder shall take effect on the Effective Date and continue until the expiration, revocation, invalidation, or unenforceability of the Licensed Patent Rights licensed to Licensee hereunder, or as long as royalties are due pursuant to Article 5 of this Agreement, whichever is later, unless earlier terminated pursuant to the terms of this Agreement. Upon expiration, Caltech hereby grants Licensee a perpetual, irrevocable, royalty-free, fully paid-up, non-exclusive right and license to the Technology and Derivatives, to make, have made, import, export, use, sell, offer to sell, have sold, and otherwise exploit Licensed Products in the Field in the Territory. Upon termination or expiration of this Agreement, the Patent Management Agreement will automatically terminate as to Licensee.

10.2 Termination for Monetary Breach. Caltech shall have the right to terminate this Agreement and the rights and licenses hereunder if Licensee fails to make any payment due including patent expenses, milestone payments, annual minimum royalties or royalties hereunder and Licensee continues to fail to make the payment (either to Caltech directly or by placing any disputed amount into an interest-bearing escrow account to be released when the dispute is resolved) for a period of [***] ([***]) days after receiving written notice from Caltech specifying Licensee’s failure. Upon any such termination, (a) Licensee shall have [***] to complete the manufacture of any Licensed Products that are then works in progress for sale and to sell its inventory of Licensed Products, provided that Licensee pays the applicable royalties, and (b) any sublicenses and options for sublicenses shall survive termination in accordance with Section 2.3.

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10.3 Termination at Will by Licensee. Licensee shall have the right to terminate this Agreement prior to its expiration upon notice to Caltech without cause, effective no fewer than ninety (90) days following the date of such notice.

10.4 Termination for Non-Monetary Breach. Non-monetary breach shall include, but is not limited to: (a) failure to fulfill the obligations in Section 8.7 (Marking); and (b) pursuit of exploitation of Licensed Patent Rights outside the Field. Non-monetary breach shall include the cessation of Licensee’s operations in general, or breach of the warranties in Section 9.1. If this Agreement is materially breached by either party, the non-breaching party may elect to give the breaching party written notice describing the alleged breach. If the breaching party has not cured such breach within thirty (30) days after receipt of such notice, the notifying party will be entitled, in addition to any other rights it may have under this Agreement, to terminate this Agreement and the rights and licenses hereunder; such termination shall be deemed to have been effective as of the date of the written notice.

10.5 Bankruptcy or Insolvency. Either party may terminate this Agreement, upon written notice, (a) upon the other party’s filing for bankruptcy, receivership or bankruptcy proceedings or any other proceedings for the settlement of Licensee’s debts; (b) upon the other party’s making an assignment for the benefit of creditors; or (c) upon the other party’s dissolution or ceasing to do business. Either party may terminate this Agreement upon written notice upon the insolvency of the other party. Licensee must inform Caltech of its intention to file a voluntary petition of bankruptcy, or of another’s intention to file an involuntary petition of bankruptcy, at least [***] ([***]) days prior to the filing of such a petition. All rights and licenses granted under or pursuant to this Agreement by either party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The Parties agree that the Parties, as the Licensee or owner of such rights under this Agreement, as it may apply, shall retain and may fully exercise all of their rights and elections under the Bankruptcy Code.

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10.6 Accrued Liabilities. Termination of this Agreement for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination, nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination.

10.7 Survival. The following shall survive any expiration or termination (in whole or in part) of this Agreement: (a) any provision plainly indicating that it should survive; (b) any royalty due and payable on account of activity prior to the termination; and (c) Sections or Articles 5.4 (Royalty on Non-exclusively Licensed Patent Rights, Technology, Improvements and Derivatives), 5.10 (Recordkeeping and Audits), 9 (Representations and Warranties; Indemnification), 11 (Confidentiality), 12 (Dispute Resolution), 13 (Product Liability), and 14.7 (Governing Law).

ARTICLE 11

CONFIDENTIALITY

11.1 Nondisclosure and Nonuse. Each party agrees not to disclose any of the terms of this Agreement to any third party without the prior written consent of the other party. Caltech agrees not to disclose to any third party Licensee’s reports provided pursuant to Sections 5.1 and 7.2, or to use such reports except as necessary to perform its obligations or to exercise its rights under this Agreement, and further agrees to take reasonable measures to confine access to such reports to those employees with a reasonable need to access the information therein. Licensee agrees not to disclose Technology or reports provided pursuant to Section 7.3 to any third party except to Affiliates, Sublicensees, consultants, contractors or those under reasonable confidentiality obligations and whose receipt of said information is necessary for Licensee’s business activities.

11.2 Permitted Disclosures. Notwithstanding the foregoing, each party may disclose: (a) confidential information as required by securities or other applicable laws or pursuant to governmental proceedings, provided that the disclosing party gives advance written notice to the other party and reasonably cooperates therewith in limiting the disclosure to only those third

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parties having a need to know; and (b) the fact that Licensee has been granted a license under the Licensed Patent Rights, provided, however, that each party shall have the right to review any press release proposed to be published by the other party with respect to the transactions contemplated by this Agreement prior to publication and shall consider in good faith any comments the other party may have regarding any such proposed press release, and provided further that Caltech shall obtain Licensee’s advance approval to any such press release, which approval shall not be unreasonably withheld or delayed.

ARTICLE 12

DISPUTE RESOLUTION

12.1 No issue of the validity of any of the licensed patents, enforceability of any of the licensed patents, infringement of any of the licensed patents, the scope of any of the claims of the licensed patents, and/or any dispute that includes any such issue, shall be subject to mediation under this Agreement unless otherwise agreed by the Parties in writing. In addition, no dispute between the Parties as to any matter relating to this Agreement shall be subject to arbitration unless otherwise agreed by the Parties in writing.

12.2 Except for those issues and/or disputes described in Section 12.1, any dispute between the Parties concerning the interpretation, construction or application of any terms, covenants or conditions of this Agreement shall be resolved by mediation.

12.3 Mediation shall be in the Los Angeles office of ADR Services, Inc. (http://www.adrservices.org/) before an attorney or a retired judge with experience in intellectual property or patent matters, and contract, commercial or business disputes, selected by the Parties from candidates proposed by ADR Services, Inc. in accordance with the ADR Mediation Rules and Procedures in force at the time the mediation is initiated.

12.4 The requirement for mediation shall not be deemed a waiver of (a) any right of termination under this Agreement, (b) a Party’s right to seek interim judicial relief, including on an expedited or ex parte basis, or (c) a Party’s right to seek judicial relief in connection with any dispute if not resolved after that Party’s good faith participation in mediation for at least [***] ([***]) days.

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12.5 Each party shall bear its own expenses incurred in connection with any attempt to resolve disputes hereunder, but the compensation and expenses of the mediator shall be borne equally.

ARTICLE 13

PRODUCT LIABILITY

13.1 Indemnification. Licensee agrees that Caltech (including its trustees, officers, faculty and employees) shall have no liability to Licensee, its Affiliates, their customers, or any third party for any claims, demands, losses, costs, or other damages which may result from personal injury, death, or property damage related to the Licensed Products (“Product Liability Claims”). Licensee agrees to defend, indemnify, and hold harmless Caltech, its trustees, officers, faculty and employees from any such Product Liability Claims, provided that: (a) Licensee is notified promptly of any Product Liability Claims; (b) Licensee has the sole right to control and defend or settle any litigation within the scope of this indemnity; and (c) all indemnified parties cooperate to the extent necessary in the defense of any Claims.

13.2 Insurance. Prior to such time as Licensee initiates a clinical trial using Licensed Products, Licensee shall at its sole expense procure and maintain policies of comprehensive general liability insurance in amounts not less than [***] dollars ($[***]) per incident and [***] dollars ($[***]) in annual aggregate, and naming those indemnified under Section 13.1 as additional insureds. Such comprehensive general liability insurance shall provide: (a) product liability coverage and (b) broad form contractual liability coverage for Licensee’s indemnification of Caltech under Section 13.1. In the event the aforesaid product liability coverage does not provide for occurrence liability, Licensee shall maintain such comprehensive general liability insurance for a reasonable period of not less than [***] ([***]) years after it has ceased commercial distribution or use of any Licensed Product. Licensee shall provide Caltech with written evidence of such insurance upon request of Caltech.

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13.3 Loss of Coverage. Licensee shall provide Caltech with notice at least [***] ([***]) days prior to any cancellation, non-renewal or material change in such insurance, to the extent Licensee receives advance notice of such matters from its insurer. If Licensee does not obtain replacement insurance providing comparable coverage within [***] ([***]) days following the date of such cancellation, non-renewal or material change, Caltech shall have the right to terminate this Agreement effective at the end of such [***] ([***]) day period without any additional waiting period; provided that if Licensee provides credible written evidence that it has used reasonable efforts, but is unable, to obtain the required insurance, Caltech shall not have the right to terminate this Agreement, and Caltech instead shall cooperate with Licensee to either (at Caltech’s discretion) grant a limited waiver of Licensee’s obligations under this Article or assist Licensee in identifying a carrier to provide such insurance or in developing a program for self-insurance or other alternative measures.

ARTICLE 14

MISCELLANEOUS

14.1 Notices. All notices, requests, demands and other communications hereunder shall be in English and shall be given in writing and shall be: (a) personally delivered; (b) sent by telecopier, facsimile transmission or other electronic means of transmitting written documents with confirmation of receipt; or (c) sent to the Parties at their respective addresses indicated herein by registered or certified mail, return receipt requested and postage prepaid, or by private overnight mail courier services with confirmation of receipt. The respective addresses to be used for all such notices, demands or requests are as follows:

(a)	If to CALTECH, to:

California Institute of Technology

1200 East California Boulevard

Mail Code 6-32

Pasadena, CA 91125

ATTN: Chief Innovation Officer

Phone No.: (626) 395-3066

Fax No.: (626) 356-2486

Email: ott-finance@caltech.edu

Or to such other person or address as Caltech shall furnish to Licensee in writing.

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(b)	If to LICENSEE, to:

Homology Medicines, Inc.

44 Hartwell Avenue, Suite 102

Lexington, MA 02421

ATTN: President

Phone No.: (781) 301-7277

Fax No.: not applicable

Email: ATzianabos@homologymedicines.com

If personally delivered, such communication shall be deemed delivered upon actual receipt by the “attention” addressee or a person authorized to accept for such addressee; if transmitted by facsimile or other electronic means pursuant to this Section 14.1, such communication shall be deemed delivered the next business day after transmission, provided that sender has a transmission confirmation sheet or other written confirmation indicating successful receipt by the receiving party; if sent by overnight courier pursuant to this Section 14.1, such communication shall be deemed delivered upon receipt by the “attention” addressee or a person authorized to accept for such addressee; and if sent by mail pursuant to this Section 14.1, such communication shall be deemed delivered as of the date of delivery indicated on the receipt issued by the relevant postal service. If the Licensee fails or refuses to accept delivery by courier or mail at the address most recently provided under this Section 14.1, communication shall be deemed delivered as of the date of such failure or refusal. Any party to this Agreement may change its address for the purposes of this Agreement by giving notice thereof in accordance with this Section 14.1.

14.2 Entire Agreement. This Agreement, together with the Patent Management Agreement, sets forth the complete agreement of the Parties concerning the subject matter hereof. No claimed oral agreement in respect thereto shall be considered as any part hereof. No amendment or change in any of the terms hereof subsequent to the execution hereof shall have any force or effect unless agreed to in writing by duly authorized representatives of the Parties.

14.3 Waiver. No waiver of any provision of this Agreement shall be effective unless in writing. No waiver shall be deemed to be, or shall constitute, a waiver of a breach of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver of such breach unless otherwise expressly provided in such waiver.

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14.4 Severability. Each provision contained in this Agreement is declared to constitute a separate and distinct covenant and provision and to be severable from all other separate, distinct covenants and provisions. It is agreed that should any clause, condition or term, or any part thereof, contained in this Agreement be unenforceable or prohibited by law or by any present or future legislation then: (a) such clause, condition, term or part thereof, shall be amended, and is hereby amended, so as to be in compliance with the legislation or law; but (b) if such clause, condition or term, or part thereof, cannot be amended so as to be in compliance with the legislation or law, then such clause, condition, term or part thereof shall be severed from this Agreement and all the rest of the clauses, terms and conditions or parts thereof contained in this Agreement shall remain unimpaired.

14.5 Construction. The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof. Unless expressly noted, the term “include” (including all variations thereof) shall be construed as merely exemplary rather than as a term of limitation.

14.6 Counterparts/Facsimiles. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original. Facsimile and scanned signatures shall be deemed original.

14.7 Governing Law. This Agreement, the legal relations between the Parties and any action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement shall be governed by and construed in accordance with the internal laws of the State of California, excluding any conflict of law or choice of law rules that may direct the application of the laws of another jurisdiction, and be brought in the state or federal courts in Los Angeles, California.

14.8 No Endorsement. Licensee agrees that it shall not make any form of representation or statement which would constitute an express or implied endorsement by Caltech or the Jet Propulsion Laboratory (JPL) of any Licensed Product, and that it shall not authorize others to do so, without first having obtained written approval from Caltech, except as may be required by governmental law, rule or regulation.

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14.9 Export Regulations. This Agreement is subject in all respects to the laws and regulations of the United States of America, including the Export Administration Act of 1979, as amended, and any regulations thereunder. Licensee, its Affiliates, or its Sublicensees will not in any form export, re-export, resell, ship, divert, or cause to be exported, re-exported, resold, shipped, or diverted, directly or indirectly, any product or technical data or software of the other party, or the direct product of such technical data or software, to any country for which the United States Government or any agency thereof requires an export license or other governmental approval without first obtaining such license or approval.

14.10 Force Majeure. Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence or intentional conduct or misconduct of the nonperforming party, and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed:

CALIFORNIA INSTITUTE OF TECHNOLOGY (Caltech)

Date: September 14, 2016	By:	/s/ Frederic Farina

	Name:	Frederic Farina

	Title:	Chief Innovation Officer

HOMOLOGY MEDICINES, INC. (Licensee)

Date: September 13, 2016	By:	/s/ Arthur Tzianabos

	Name:	Arthur Tzianabos

	Title:	President & CEO

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Exhibit A

Licensed Patent Rights

[***]

HMI | Co-Exclusive License | A B4573824.12	-31-	7/20/2016

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

CONFIDENTIAL EXECUTION COPY

Exhibit B

Technology

[***]

(copy attached)

HMI | Co-Exclusive License | A B4573824.12	-32-	7/20/2016

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

CONFIDENTIAL EXECUTION COPY

[***]

HMI | Co-Exclusive License | A B4573824.12	-33-	7/20/2016

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

CONFIDENTIAL EXECUTION COPY

Exhibit C

Patent Management Agreement

(copy attached)

[***]

HMI | Co-Exclusive License | A B4573824.12	-34-	7/20/2016

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.